EXHIBIT 32.1
CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
     In connection with the quarterly report of Huttig Building Products, Inc. (the “Company”) on Form 10-Q for the period ended September 30, 2008, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Jon P. Vrabely, President and Chief Executive Officer of the Company, and I, Kenneth L. Young, Interim Chief Financial Officer and Treasurer of the Company, certify, to our knowledge, pursuant to 18 U.S.C. § 1350, as adopted pursuant to § 906 of the Sarbanes-Oxley Act of 2002, that:
1.	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Jon P. Vrabely
Jon P. Vrabely
President and Chief Executive Officer
November 5, 2008

/s/ Kenneth L. Young
Kenneth L. Young
Interim Chief Financial Officer and Treasurer
November 5, 2008